UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 6/30/14

Item 1.  Reports to Stockholders.

Giralda Funds

ANNUAL REPORT

June 30, 2014

Manager Shares – GDAMX	Class I Shares - GRGIX

1-855-GIRALDA

www.giraldafunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Giralda Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

June 30, 2014

Dear Shareholders,

This annual report covers the performance of The Giralda Fund for the fiscal year ended June 30, 2014, and supplements our semi-annual review as of December 31, 2013 by highlighting performance during the subsequent six months. We also discuss recent Fund activities — as well as the launch of the Giralda Risk-Managed Growth Fund — and provide our outlook for the balance of 2014.

Performance Review

Net total return for the fiscal year which ended June 30, 2014 was +22.5% for the Manager share class (GDAMX) and +21.4% for the Institutional share class (GDAIX), the latter through its June 27, 2014 close.

The table below outlines The Giralda Fund performance over several periods ending June 30, 2014, and provides context by showing the total return results for the S&P 500 Stock Index, the Dow Jones Industrial Average, and several more-relevant indexes that represent risk-managed exposure to the domestic equity market. In our opinion, a meaningful test of The Giralda Fund performance to date is to measure whether it is providing its downside risk management to shareholders at an economical cost, i.e., with minimal performance drag. Accordingly, the table also includes the results of several other investment products the stated objectives of which are similar to the The Giralda Fund — that is, to provide risk-managed equity exposure.

		Total Return - Annualized as of 6/30/2014* (unaudited)
Indices and Products	Last 3	Last 6	Last 12	Last 18	Last 24	Last 30	Since
	mos.**	mos.**	mos.	mos.	mos.	mos.	7/19/2011***
Equity Indices
S&P 500 INDEX	5.2%	7.1%	24.6%	26.2%	22.6%	22.0%	16.7%
DJIA INDEX	2.8%	2.7%	15.6%	21.0%	17.2%	16.6%	13.2%
Risk-Managed Equity Indices
MSCI USA MIN VOL STOCK INDEX	3.9%	6.1%	17.3%	20.9%	16.3%	16.9%	15.5%
S&P 500 DAILY RISK CONTROL 15% INDEX	6.8%	7.1%	28.6%	30.5%	25.4%	22.1%	14.6%
S&P DYNAMIC VEQTOR INDEX	1.4%	2.7%	7.8%	11.3%	8.0%	8.1%	11.4%
S&P 500 LOW VOLATILITY INDEX	5.2%	8.7%	17.7%	21.7%	17.1%	17.0%	16.4%
Risk-Managed Equity Products
Average of peer group products	3.5%	4.9%	15.6%	15.6%	12.9%	11.6%	8.3%
Giralda Fund Manager class (GDAMX)	5.5%	5.5%	22.5%	22.5%	17.5%	16.9%	9.4%
Giralda Fund Institutional class (GDAIX)	5.2%	5.0%	21.4%	21.3%	16.3%	15.7%	8.4%

Source: Bloomberg	Product returns are net of fees	* thru 6/27/2014 for GDAIX
** Not annualized
***Inception date - GDAMX

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Based on the performance comparison in the table on page 1* (see Risk Managed Equity Products at the bottom of the table), we are pleased to report that the The Giralda Fund has continued to deliver its risk-managed exposure to the US large-cap equity market in what we believe to be a very competitive and cost-effective manner. Please also note that The Giralda Fund’s objective is to provide long-term capital appreciation and explicit risk management against both bear markets and market crashes — a goal generally more ambitious than those of the peer group listed.

A graphical presentation of the peer group comparison from the above table is shown below:

Spotlight on the Most Recent Two Quarters

During the first quarter of 2014 — a period that began with a significant adverse market reaction to “taper talk” from the Fed, and ended with the specter of a return to the Cold War — the turbulence of late January/early February 2014 deserves special mention. In the eight trading days spanning January 23 through February 3, the U.S. large-cap stock market suffered a sudden and substantial decline — the S&P 500 plummeted -5.6%, and the DJIA, -6.1%. Leading up to that, the multi-year market recovery from its lows in the first quarter of 2009 had, by some measures, gotten long in the tooth, and there was

*	The performance quoted in the table represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The S&P 500 is an unmanaged market-capitalization-weighted index which comprises 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark. The Giralda Fund’s total annual operating expense ratio is 1.43% for the Manager Class shares, per the October 28, 2013 prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-GIRALDA or visit our website, www.thegiraldafund.com. The peer group was compiled based on the investment objectives and strategy descriptions of liquid exchange-listed products (mutual funds, ETFs, ETNs) whose stated goal is to provide limited-volatility exposure and/or limited-downside exposure to the domestic equity market. (See Disclosures beginning on page 6.)

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much talk in early February about whether the inevitable market correction (usually defined as a decline exceeding -10%) was underway. The Giralda Fund’s risk management devices transitioned very responsively into defensive mode during this period. As a result, any further market decline would likely have been significantly dampened. What happened next was that the equity market rebounded very quickly, ended February above its prior year-to-date peak value, and continued its upswing through the subsequent months. Here again, The Giralda Fund’s risk management devices responded, promptly unwinding their defensive positioning in a matter of days, and allowing The Giralda Fund to participate in the market’s ensuing run-up. The “opportunity cost” (the amount of the upswing dampened by being in partial defensive mode during the unwind) was roughly 200 basis points — actually smaller than the range between the returns for two major market benchmarks (S&P and DJIA) cited above during the quarter. All in all, we were pleased with the conduct of The Giralda Fund’s risk management mechanisms during this “test,” and we remain confident in The Giralda Fund’s ability to continue to deliver on its objective going forward.

In the second quarter of 2014, The Giralda Fund, with all of its risk management devices and after all fund fees and expenses, actually outperformed both of the two major market benchmarks (S&P and DJIA), even as those benchmarks experienced above-average performance. This allowed The Giralda Fund to offset some of the first quarter’s “opportunity cost” described above.

Recent Fund Activities

For operational reasons, on May 28, 2014, we launched a “clone fund,” the Giralda Risk-Managed Growth Fund (GRGIX) (together with The Giralda Fund, the “Funds”), to replace the Institutional share class of The Giralda Fund (GDAIX). Accordingly, GDAIX was shut down on June 27, 2014. The objectives, strategies, and operation of GRGIX are identical to those of GDAIX. Over the one-month period (May 28, 2014 to June 27,2014) during which GDAIX and GRGIX co-existed, each fund experienced a net total return of +3.0%.

As noted in our prior reports, we continually monitor the evolution of available “tail risk hedges” — the devices designed to provide protection against sudden and severe market crashes.  Over time, the pool of such strategies has become more diverse and more efficient, thereby offering protection potential using different methods while having greater stability during normal markets.  Over the last six months we have attempted to make our portfolio of tail risk hedges more efficient by not renewing one of the strategies whose contract matured during the period, replacing it with a strategy we have been monitoring for some time, and resizing the remaining strategies.  As always, we will evaluate new tail risk offerings as they become available and will aim to make further incremental improvements as we deem appropriate.

Investment Outlook

After a slow first quarter, likely due to the harsh weather in many parts of the country, the US economy bounced back in the second quarter. The Conference Board’s Leading Economic Indicator index has continued its ascent. Unemployment has been a mixed bag — decreasing but still elevated, with a stabilized participation rate, but stubbornly high levels of long-term unemployed. The market for

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existing homes has normalized to levels seen 15 years ago, before the housing boom began. The market for new homes continues to be depressed and has stagnated over the past year. Contributing factors include increased student debt, elevated unemployment, and higher underwriting standards.

Manufacturing continues to grow, both domestically and internationally. Europe, a key trading partner for the US, is finally recovering from its recession, which bodes well for US exports.

The volatility in domestic equity markets is currently extremely low, with the Chicago Board Options Exchange Market Volatility Index (“VIX”) having dipped below 11 a few times over the last month. Since 1990, VIX has been below 11 only 2% of the time. While elevated levels of VIX are worrisome, so are very low levels of VIX. The concern is that low levels of volatility might mean that investors are becoming complacent, and might start to assume imprudent levels of risk. The last time VIX was this low for an extended period of time was late 2006/ early 2007.

In such an environment, we believe it is prudent to stay invested, but vigilant against downside risk.

Since The Giralda Fund’s inception, we have not seen the extended bear market, nor the catastrophic crash, against which the Fundsare explicitly designed to provide protection. As we’ve said from the start, the true worth of this protection can be evaluated only over several market cycles. Particularly since, in our opinion, we have been able to deliver the protection in a very cost-effective manner with minimal performance drag during periods when it, in retrospect, was not needed, we believe that the Funds continue to represent a prudent long-term holding within a diversified portfolio. In this regard, users of the Funds have positioned them in various ways within portfolios:

●	As a core equity holding — We believe that most investors, no matter how conservative or aggressive, need equities in their portfolio to meet their long-term financial objectives. However,the volatility and, specifically, the downside risk of equities scare many investors, and cause them to hold insufficient amounts of equities in their portfolios. The Funds represent an approach to equity investing that offers protection potential against downside risk, helping investors meet their long-term financial goals while allowing them to sleep at night.

●	As a liquid alternative — Each Fund’s objective — seeking long-term capital appreciation while attempting to protect against major declines by using its risk management strategies — offers what we believe is a much more potent risk/return profile than a typical liquid alternative.

●	As a substitute for an aggressive allocation fund — We believe the Funds provide risk management more directly than a fund that does so implicitly (and arguably less reliably) through an allocation to non-equity asset classes. Some clients who use the Funds in one of the prior two ways have decided to allocate 100% of their children’s accounts to the Funds instead of to an allocation fund.

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Thank you for your confidence and support. It is a privilege to serve you.

Sincerely,

Jerry Miccolis	Marina Goodman	Jeremy T. Welther
Portfolio Manager	Portfolio Manager	Portfolio Manager

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Disclosures (Unaudited):

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Relevant information concerning each risk-managed equity index and each fund in the peer group is provided in the following tables.

Indexes
Description	Objective	Ticker	Links
MSCI USA MIN VOL STOCK INDEX	The MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI USA Index.	M00IMV$T Index	http://www.msci.com/resources/fa ctsheets/index_fact_sheet/msci-usa- minimum-volatility-index-gross.pdf
S&P 500 DAILY RISK CONTROL 15% INDEX	S&P 500 Risk Control™ Indices rely on the existing S&P 500 methodology and overlay mathematical algorithms to control the index risk profiles at specific volatility targets. The indices dynamically rebalance exposure to maintain 5%,10%, 12%, or 15% volatility targets.	SPXT15UT Index	http://us.spindices.com/indices/str ategy/sp-500-daily-risk-control-15- usd-total-return-index
S&P DYNAMIC VEQTOR INDEX	The S&P 500® Dynamic VEQTOR Index dynamically allocates long-only exposure between the S&P 500, the S&P VIX® Short-Term Futures Index, and cash in order to measure broad equity market exposure with an implied volatility hedge. The index mitigates risk between equity and volatility and helps hedge downside protection in volatile markets.	SPVQDTR Index	http://us.spindices.com/indices/str ategy/sp-500-dynamic-veqtor-index- total-return
S&P 500 LOW VOLATILITY INDEX	The S&P 500 Low Volatility Index measures performance of the 100 least volatile stocks in the S&P 500. The index benchmarks low volatility or low variance strategies for the US stock market. Constituents are weighted relative to the inverse of their corresponding volatility, with the least volatile stocks receiving the highest weights.	SP5LVIT Index	http://us.spindices.com/indices/str ategy/sp-500-low-volatility-index

Product	Symbol	Total Return - Annualized as of 6/30/2014*
		Last 3 months**	Last 6 months**	Last 12 months	Last 18 months	Last 24 months	Last 30 months	Since 7/19/2011***
ALP/GS Risk-Adjusted Return	GSRA	8.4%	13.0%	25.2%	29.3%
AQR Risk Parity Fund	AQRIX	7.8%	10.9%	17.2%	7.2%	10.1%	10.0%	7.2%
Armour Tactical Flex Fund	ARMFX	0.8%	11.5%	26.4%
Aspiriant Risk-Managed Global Equity Fund	RMEAX	4.4%	6.5%	16.5%
Barclays ETN+ S&P Veqtor ETNs	VQT	1.2%	2.2%	6.6%	10.1%	7.0%	7.0%	10.6%
BlackRock Managed Volatility Inverse A	PCBAX	1.7%	1.9%	11.1%	8.9%	10.2%	10.1%	5.8%
CMG Global Equity	GEFAX	0.8%	1.2%	12.1%
DIREXION S&P 500 Dynamic Rebalancing Risk Control Volatility Response	VSPY	5.1%	6.8%	23.5%	24.5%	22.1%
Eaton Vance Risk-Managed Diversified Equity Income Fund	ETJ	4.7%	7.5%	16.9%	18.2%	17.4%	15.4%	8.5%
Eaton Vance Risk-Managed Equity Option Fund	EROAX	4.1%	3.8%	14.8%	13.6%	11.0%	9.6%	6.4%
Good Harbor US Tactical Core	GHUIX	-1.2%	-9.6%	2.2%	6.2%
Granite Harbor Tactical Fund	GHTFX	1.3%	1.7%	11.2%	10.3%	9.1%	7.8%
Huntington US Equity Rotation	HUSE	4.1%	5.6%	24.0%	26.5%
ICON Risk-Managed Balanced Fund Class S	IOCZX	3.4%	4.7%	10.5%	12.8%	11.7%	10.9%	7.3%
Ironclad Managed Risk	IRONX	1.3%	3.9%	10.6%	9.8%	8.4%	8.9%	8.3%
iShares MSCI USA Min Volatility	USMV	3.8%	5.9%	17.1%	20.6%	16.1%	16.6%
KCM Macro Trends R-1	KCMTX	6.5%	4.5%	24.1%	24.0%	19.1%	17.8%	8.0%
Navigator Equity Hedged - A	NAVAX	1.6%	2.4%	11.5%	9.2%	6.7%	6.0%	1.5%
Powershares Downside Hedged Portfolio	PHDG	1.1%	2.2%	6.5%	10.2%
Powershares S&P 500 Low Volatility Portfolio	SPLV	5.2%	8.7%	17.4%	21.4%	16.8%	16.8%	16.1%
Schooner Fund	SCNAX	1.4%	1.9%	8.2%	12.5%	7.6%	7.7%	7.2%
SPDR Russell 1000 Low Volatility ETF	LGLV	3.9%	7.3%	19.6%
Swan Defined Risk - I	SDRIX	3.5%	4.5%	14.1%	12.7%
VelocityShares Equal Weighted Large Cap ETF	ERW	3.8%	6.8%
VelocityShares Tail Risk Hedged Large Cap ETF	TRSK	3.8%	3.8%	15.7%
VelocityShares Volatility Hedged Large Cap ETF	SPXH	5.7%	5.8%	20.0%
Virtus Premium AlphaSector	VAPIX	5.3%	6.8%	23.0%	24.2%	19.7%	18.5%	13.1%
	Average	3.5%	4.9%	15.6%	15.6%	12.9%	11.6%	8.3%

Giralda Fund Manager class	GDAMX	5.5%	5.5%	22.5%	22.5%	17.5%	16.9%	9.4%
Giralda Fund Institutional class	GDAIX	5.2%	5.0%	21.4%	21.3%	16.3%	15.7%	8.4%

Source: Bloomberg	Returns are net of fees	* thru 6/27/2014 for GDAIX
** Not annualized
***Inception date - GDAMX

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Mutual Funds / ETFs / ETNs
Description	Objective	Type	Ticker	Expense Ratio
ALP/GS Risk-Adjusted Return	Tracks an index that is designed to reflect the performance of an index of US stocks anticipated to have the highest risk-adjusted returns using 12-month price targets for the stocks in the Russell 1000 Index.	ETF	GSRA	0.55%
AQR Risk Parity fund	The Fund invests across a wide variety of global markets, including: developed and emerging market equities, fixed income, currencies, global credit markets (corporate, government, and mortgage) and commodities. The Fund will incorporate drawdown control, stress testing, and volatility targeting to help manage risk while implementing the strategy.	Mutual Fund	AQRIX (Class I shares) AQRNX (Class N shares)	0.95% 1.20%
Armour Tactical Flex Fund	Armour Tactical Flex Fund is an open-end fund incorporated in the USA. The objective is long-term capital appreciation. The Fund invests primarily in ETFs using a proprietary tactical strategy that seeks to quantify opportunity and risk more effectively by applying quantitative metrics that are not limited as to investment philosophy, security type, asset class, or industry sector.	Mutual Fund	ARMFX	1.75%
Aspiriant Risk-Managed Global Equity Fund	In pursuing its investment objective, the Fund seeks to reduce the volatility of its net asset value relative to the MSCI ACWI All Cap Index (the “Index”), protect the value of its assets against periods of severe market stress (often referred to as “tail risk”), and increase its return through systematic strategies. The Aspiriant Risk-Managed Global Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation while considering federal tax implications of investment decisions.	Mutual Fund	RMEAX (Class A shares) RMEIX (Class I shares)	1.76% 2.26%
Barclays ETN+ S&P Veqtor ETNs	The Barclays ETN+ S&P VEQTOR ETNs are ETNs issued linked to the performance of the S&P 500 Dynamic VEQTOR Total Return Index. The Index seeks to provide investors with broad equity market exposure with an implied volatility hedge by dynamically allocating its notional investments among three components: equity, volatility and cash. Equity component is S&P 500 and volatility is S&P 500 VIX short-term futures index.	ETN	VQT	0.95%
BlackRock Managed Volatility Inverse A	The Fund incorporates a volatility control process that seeks to reduce risk when portfolio volatility is expected to deviate from the Fund’s targeted total return volatility of 10% over a one-year period.	Mutual Fund	PCBAX (Class A shares) BRBCX (Class C shares) PBAIX (Class I shares)	1.14% 1.83% 0.87%
CMG Global Equity	The Fund seeks long-term total return with less volatility than global equity markets in general. The Fund is designed to reduce the portfolio’s risk profile by utilizing a sub-adviser to identify periods of high risk in global equity markets and hedging equity exposure by investing in liquid equity index future contracts (“Active Volatility Management”).	Mutual Fund	GEFAX (Class A shares) GEFIX (Class I shares)	2.4% 1.81%
DIREXION S&P 500 Dynamic Rebalancing Risk Control Volatility Response	15% Target volatility. Please refer to fact sheet for details. Tracks S&P 500 Dynamic Rebalancing Risk Control Index. Follows a quantitative rules-based equity index that seeks to mitigate risk by dynamically changing total equity exposure based on volatility signals.	ETF	VSPY	0.45%
Eaton Vance Risk-Managed Diversified Equity Income Fund	The Fund invests in a diversified portfolio of common stocks and purchases out-of-the-money; short-dated S&P 500 index put options and sells out-of-the-money S&P 500 Index call options of the same term as the put options with roll dates that are staggered across the options portfolio. The Fund evaluates returns on an after-tax basis and seeks to minimize and defer federal income taxes incurred by shareholders in connection with their investment in the Fund.	Mutual Fund	ETJ	1.09%
Eaton Vance Risk-Managed Equity Option Fund	Fund managers write S&P 500 Index call options to generate premium income and purchase index put options to help cushion returns in down markets. Fundamental research governs the buy/sell decisions made at the individual stock level. Management seeks to reduce the impact of taxes on income and gains.	Mutual Fund	EROAX (Class A shares) EROCX (Class C shares) EROIX (Class I shares)	1.50% 2.25% 1.25%
Giralda Fund	The Giralda Fund is designed to seek long-term capital appreciation. We attempt to provide risk- managed exposure to the equity markets, with the goal of limiting asset depreciation during both protracted and catastrophic market downturns while allowing participation in up-trending markets.	Mutual Fund	GDAMX (Class M shares) GDAIX (Class I shares)	0.18% 1.18%
Good Harbor US Tactical Core	The long-only strategy seeks to outperform the Standard and Poor’s 500 Total Return (“SP500TR”) Index by allocating investments tactically across various asset classes, including US stocks, bonds and money market instruments. The strategy is not restricted to a minimum percentage in either stocks or bonds.	Mutual Fund	GHUAX (Class A shares) GHUCX (Class C shares) GHUIX (Class I shares)	1.40% 2.15% 1.15%
Granite Harbor Tactical Fund	Investment Objective: The Fund seeks long-term capital appreciation and Income with lower volatility as compared to U.S. equity and fixed income markets.	Mutual Fund	GHTFX	3.13%
Huntington US Equity Rotation	This ETF may be appropriate for long-term investors looking for a unique approach to pursuing capital appreciation. It may provide an important overlay to the investor’s portfolio as the advisors seek to enhance performance through emphasizing the market sectors and segments believed most promising.	ETF	HUSE	0.95%
ICON Risk-Managed Balanced Fund Class S	To pursue the Fund’s investment objective the Fund will normally invest in equity securities traded in U.S. markets, options on equity securities and securities indices. The Fund may also purchase exchange traded funds and other derivatives. Equity securities the Fund may invest in include common stocks and preferred stocks of companies of any market capitalization.	Mutual Fund	IOCZX (Class S shares) IOCAX (Class A shares) IOCCX (Class C shares)	1.21% 1.47% 2.22%
Ironclad Managed Risk	Under normal circumstances, the Fund’s primary strategy consists of selling covered put options on Exchange Traded Funds (“ETFs”) and equity indexes. The sale of covered put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets that are in excess of the income collected. The Fund retains the income collected during market advances. The Advisor seeks to manage the risk of the equity exposure in the portfolio by generating income that reduces the impact of market declines.	Mutual Fund	IRONX	1.25%

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Mutual Funds / ETFs / ETNs
Description	Objective	Type	Ticker	Expense Ratio
iShares MSCI USA Min Volatility	The iShares MSCI USA Minimum Volatility ETF seeks to track the investment results of an index composed of U.S. equities that, in aggregate, have lower volatility characteristics relative to the broader U.S. equity market. The Underlying Index measures the performance of equity securities in the top 85% by market capitalization of equity securities listed on the stock exchanges in the U.S. that in aggregate have lower volatility.	ETF	USMV	0.15%
KCM Macro Trends R-1	The long-term growth of capital, and the management of volatility and market risk. We believe strong, long-term investment results are best achieved through the avoidance of major losses and the compounding of reasonable gains.	Mutual Fund	KCMTX (Class R-1 Shares) KCMBX (Class R-2 Shares)	1.60% 2.34%
Navigator Equity Hedged - A	The Fund employs a continuous strategic hedge utilizing an allocation to volatility in an effort to minimize volatility and systematic risk. The Fund’s primary benchmark is the MSCI World index. The Fund’s secondary benchmark is the S&P 500 index.	Mutual Fund	NAVAX (Class A shares) NAVIX (Class I shares) NAVCX (Class C shares)	1.31% 1.06% 2.06%
Powershares Downside Hedged Portfolio	The fund seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad equity or fixed income market returns. Notes from index: S&P VEQTOR - The volatility strategy allocates dynamically between S&P 500 and short term VIX based on both a realized and implied volatility trend. The idea here is to allocate to volatility in cases of extreme market shocks. The strategy maintains exposure primarily to equities in other times.	ETF	PHDG	0.39%
Powershares S&P 500 Low Volatility Portfolio	The PowerShares S&P 500 Low Volatility portfolio is based on the S&P 500 Low Volatility Index. The Index is compiled, maintained and calculated by Standard & Poor’s and consists of the 100 stocks from the S&P 500 Index with the lowest realized volatility over the past 12 months.	ETF	SPLV	0.25%
Schooner Fund	The Fund implements an actively managed single name covered call strategy against a diversified large cap equity portfolio. The Fund also selectively purchases convertible securities and index puts and spreads in an attempt to help reduce risk. The Fund seeks to capture a substantial portion of the long-term total return potential of equities, while aiming to limit portfolio volatility and downside risk.	Mutual Fund	SCNAX (Class A shares) SCNIX (Class I shares)	1.84% 1.59%
SPDR Russell 1000 Low Volatility ETF	The SPDR Russell 1000® Low Volatility ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of the U.S. large capitalization low volatility market.	ETF	LGLV	0.20%
Swan Defined Risk - I	An absolute return, risk-managed approach to asset allocation designed for growth investors. The Fund seeks to achieve positive returns with potentially less downside risk and volatility than equity markets. The Fund’s hedged equity strategy, combined with a proprietary monthly income component, seeks to capture the majority of stock market returns with less exposure to risk than other equity investments.	Mutual Fund	SDRAX (Class A shares) SDRIX (Class I shares) SDRCX(Class C shares)	1.62% 1.32% 2.34%
VelocityShares Equal Weighted Large Cap ETF	The VelocityShares® Equal Risk Weighted Large Cap ETF (exchange traded fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the VelocityShares Equal Risk Weighted Large Cap Index. The Index employs a proprietary methodology to measure a stock’s risk and then weights the exposure to each stock in the Index such that the expected risk contribution of each stock in the Index is equal.	ETF	ERW	0.65%
VelocityShares Tail Risk Hedged Large Cap ETF	The VelocityShares Tail Risk Hedged Large Cap Index (underlying index) reflects the performance of a portfolio providing a target exposure of 85% to a large cap equity portfolio and a target exposure of 15% to a volatility strategy designed to hedge tail risk in the S&P 500. The exposures in the index are rebalanced back to their 85% and 15% target weights at the end of each month. The volatility component of the index reflects both long and inverse exposure to short-term VIX futures. The volatility strategy targets a net long volatility exposure, though market movement in VIX futures will result in differing allocations on any given day, including the potential for a net long or net short exposure.	ETF	TRSK	0.71%
VelocityShares Volatility Hedged Large Cap ETF	The VelocityShares Volatility Hedged Large Cap Index (underlying index) reflects the performance of a portfolio providing a target exposure of 85% to a large cap equity portfolio and a target exposure of 15% to a volatility strategy designed to hedge volatility risk in the S&P 500. The exposures in the index are rebalanced back to their 85% and 15% target weights at the end of each month. The volatility component of the index reflects both long and inverse exposure to short term VIX futures. The volatility strategy targets a net neutral exposure, though market movement in VI X futures will result in differing allocations on any given day, including the potential for a net long or net short exposure.	ETF	SPXH	0.71%
Virtus Premium AlphaSector	The Virtus Premium AlphaSector™ Fund seeks to meet the real needs of individual investors by seeking to provide risk controls in down markets and enhanced alpha in up markets.	Mutual Fund	VAPAX (Class A shares) VAPCX (Class C shares) VAPIX (Class I shares)	1.64% 2.38% 1.39%

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Mutual Funds / ETFs / ETNs
Description	Links	Major Risks
ALP/GS Risk-Adjusted Return	http://www.alpsgsetfs.com/documents/pdfs/ alpsgsetfs-pro-20130331.pdf	Passive Strategy/Index, Non-Correlation, Market Trading, Concentration, Market Volatility, Risk-Parity, Volatility, Methodology, I/B/E/S
AQR Risk Parity fund	http://hosted.rightprospectus.com/AQRFunds /Fund.aspx?cu=00203H826&dt=SP	CFTC Regulation, Commodities, Counterparty, Credit Default Swap Agreements, Credit, Currency, Derivatives, Emerging Market, Foreign Investments, Forward and Futures Contract, Hedging Transactions, High Portfolio Turnover, Interest Rate, Investment in Other Investment Companies, Leverage, Manager, Market, Mid Cap Securities, Model and Data, Momentum Style, Mortgage-Backed Securities, Reverse Repurchase Agreement, Short Sale, Sovereign Debt, Subsidiary, Swap Agreement, Tax, TIPS and Inflation-Linked Bonds, US Government Securities, Value Style, Volatility
Armour Tactical Flex Fund	http://armourfunds.com/wp- content/uploads/2013/09/ArmourWealth- Tactical-Flex-Fund-ARMFX-Prospectus-Final- 20121210.pdf	General Market Risk, Other Investment Company Risk/ETF and Index Mutual Fund Risk, Inverse Correlation Risk, Commodity Risk, RIC Qualification Risk, Risks of Exchange Traded Notes, Foreign Securities Risk, Emerging Markets Risk, Fixed Income Securities Risk, Small Company Risk, Sector Risk, Cash Investments Risk, Portfolio Turnover, New Fund Risk, Management Risks
Aspiriant Risk- Managed Global Equity Fund	http://www.aspiriantfunds.com/wp- content/uploads/2013/06/20130319-Aspiriant- Global-Equity-Trust-Prospectus-Final.pdf	Equity Market Risk, Small-and Mid-Cap Company Risk, Foreign Securities and Currencies Risk, Emerging Markets Risk, Derivatives Risk, Illiquid Investments, Leverage Risk, Models and Data Risk, Tax-Managed Investment Risk, Value Investment Risk
Barclays ETN+ S&P Veqtor ETNs	https://barxis.barcap.com/US/7/en/details.ap p?instrumentId=73025	You May Lose Some or All of Your Principal, Credit of Barclays Bank PLC, Automatic Redemption, Market and Volatility, Dynamic Allocation, Dynamic Allocation and Strategy, Leverage, A Trading Market for the ETNs May Not Develop, No Interest Payment from the ETNs, Restriction on the Minimum Number of ETNs and Date Restrictions for Redemption, The Payment of the ATMP ETNs is Linked to the VWAP Level, Not to the Closing Level of the Index and Not to the Published Intraday Indicative Value of the ETNs, No Guaranteed Coupon Payments, Tax Treatment
BlackRock Managed Volatility Inverse A	https://www2.blackrock.com/webcore/litServ ice/search/getDocumentFromSymbol.seam?s ym=PCBAX&Source=RegIndex&Venue=PUB_I ND&doctype=26	Affiliated Fund, Allocation, Investments in ETFs and Other Mutual Funds, Cash Transaction, Passive Investment, Representative Sampling, Shares of and ETF may trade at Prices other than Net Asset Value, Tracking Error, Realized Debt Obligations, Concentration, Convertible Securities, Corporate Loans, Counterparty, Credit, Debt Securities, Derivatives, Distressed Securities, Dollar Rolls, Emerging Markets, Equity Securities, Extension, Foreign Securities, High Portfolio Turnover, Indexed and Inverse Securities, Inflation Indexed Bonds, Interest Rate, Junk Bonds, Leverage, Market and Selection, Mid-Cap Securities, Mortgage and Asset-Backed Securities, Municipal Securities, Preferred Securities, Prepayment, Real Estate Related Securities, REIT Investment, Repurchase Agreements and Purchase and Sale Contracts, Reverse Repurchase Agreements, Loan Assignments and Participations, Second Lien Loans, Senior Loans, Small Cap and Emerging Growth Securities, Sovereign Debt, Structured Notes, Structured Products, Supranational Entities, Tender Option Bonds and Related Securities, U.S. Government Mortgage-Related Securities, US Government Obligations, Variable and Floating Rate Instrument, Warrants, Zero Coupon Securities
CMG Global Equity	http://quote.morningstar.com/fund- filing/Prospectus/ 2013/8/28/t.aspx?t=GEFAX& ft=497&d=c1a648c66748ddf59992b30c54462d42	Derivatives Risk, Non-Diversification Risk, Issuer-Specific Risk, Leveraging Risk, Management Style Risk, Limited History of Operations Risk, Hedging Risk, Short Position Risk, Foreign Investment Risk, Foreign Exposure Risk, Foreign Emerging Market Risk, Smaller Company Risk
DIREXION S&P 500 Dynamic Rebalancing Risk Control Volatility Response	http://hosted.rightprospectus.com/DirexionS hares/Fund.aspx?cu=25459Y728&dt=SP	Adverse Market Conditions, Adviser’s Investment Strategy, Counterparty, Credit, Debt Instrument, Derivatives (Futures and Forward Contracts, Options, Swap Agreements), Early Close/Trading Halt, Equity Securities, High Portfolio Turnover, High Volatility in Rising Markets, Interest Rate, Market, Non-Diversification, Regulatory, Investing in Other Investment Companies, Tax and Distribution, Tracking Error, Volatility Response Lag
Eaton Vance Risk-Managed Diversified Equity Income Fund	http://quote.morningstar.com/cef- filing/Prospectus/2010/7/31/ t.aspx?t=ETJ&ft= N-2&d=aed159001b45f9261c989f02243352d9	Discount from or Premium to NAV, Secondary Market for Common Shares, Investment, Issuer, Limitations on Equity Market Risk Management Strategy, Risk of Selling Index Call Options, Risks of Selling Put Options on Individual Stocks, Options Risks Generally, OTC Options, Tax Distribution, Investing in Mid-Cap Companies, Foreign Security, Emerging Market Securities, Interest Rate Derivatives , Liquidity , Inflation, Portfolio Turnover, Financial Leverage, Management, Market Disruption, Limited Diversification, Anti-Takeover Provisions
Eaton Vance Risk-Managed Equity Option Fund	http://funds.eatonvance.com/Risk- Managed- Equity-Option-Fund-EROIX.php	Equity Investing, Derivatives, ETF, Foreign and Emerging Market Investment, Tax Managed Investing, Risks Associated with Active Management, General Fund Investing
Giralda Fund	http://quote.morningstar.com/fund- filing/Prospectus/2013/10/28/t.aspx?t=GDAM X&ft=497&d=7541ce75e83c6633e8da64a7a784 e7a6	Commodity, Derivatives, Emerging Market, ETF and Mutual Fund, Foreign Investment, Operations, Market, Non-Diversification, REIT, Small and Medium Capitalization Stock, Structured Notes, Turnover
Good Harbor US Tactical Core	http://ghf-funds.com/wp- content/uploads/2013/06/ Fund_Final- Prospectus-Good-Harbor.pdf	Correlation Risk, Credit Risk, Derivative Risk, ETF and Mutual Fund Risk, Exchange-Traded Notes Risk, Fixed Income Risk, Leverage Risk, Leveraged ETF Risk, Limited History of Operations, Management Risk, Market Risk, Non-Diversification Risk, Small and Medium Capitalization Stock Risk, Structured Note Risk, Turnover Risk, U.S. Government Securities Risk
Granite Harbor Tactical Fund	http://quote.morningstar.com/fund- filing/Prospectus/2013/10/28/t.aspx?t=GHTFX &ft=497&d=faf75dca7162db7895ae3a8b5812489a	Convertible Securities Risk, Credit Risk, Derivatives Risk, Emerging Markets Risk, Fixed Income Risk, Foreign Currency Risk, Foreign Investment Risk, High Yield Risk, Leverage Risk, Management Risk, Non- Diversification Risk, Portfolio Turnover Risk, REIT Risk, Short Position and Inverse (Hedging) Risk, Small and Medium Capitalization Risk, Underlying Funds Risk
Huntington US Equity Rotation	http://www.huntingtonstrategyshares.com/ft p/ prospectus/Huntington_Strategy_Shares_Prospectus.pdf	Active Trading, Equity Securities, ETF, Government Intervention and Extreme Volatility, Large-Cap Stock, Market, Market Price Variance, Mid/Small-Cap Stock, Sector
ICON Risk-Managed Balanced Fund Class S	http://pe.newriver.com/summary.asp?doctyp e=spro&clientid=iconll&fundid=44929K739	Correlation, Options, Limited Gains, Lack of Liquidity for the Option, Lack of Liquidity for the Security, Tax Consequences, Industry and Concentration, Bond, High-Yield, Small and Mid-Size Company, Foreign Investment, Stock Market, Segregated Account
Ironclad Managed Risk	http://www.ironcladfunds.com/Ironclad%20 Managed%20Risk%20Fund%20-%20Summary.pdf	Equity Markets, Foreign Securities, Options, Credit, Interest Rate, Rating
iShares MSCI USA Min Volatility	http://prospectus- express.newriver.com/summary.asp?clientid =isharesll&fundid=46429B697&doctype=pros	Asset Class, Concentration, Consumer Staple Sector, Equity Securities, Healthcare Sector, Index-Related , Information Technology Sector, Issuer, Management, Market, Market Trading, Mid-Capitalization Companies, Non-Diversification, North American Economic, Passive Investment, Securities Lending, Tracking Error, Volatility, Consumer Discretionary Sector, Energy Sector, Financial Sector, Industrials Sector, Telecommunications Sector, Utilities Sector
KCM Macro Trends R-1	http://docs.kernscapital.com/KCM_MacroTren dsFundProspectus.pdf	Derivatives Risk, ETF Risk, Foreign Risk, Issuer-Specific Risk, Market Risk, Portfolio Turnover Risk, Short Selling Risk, Small-and Medium-Size Company Risk
Navigator Equity Hedged - A	http://quote.morningstar.com/fund- filing/Prospectus/2013/1/29/t.aspx?t=NAVAX &ft=497&d=af311c3e5170f6748876c694182913c b	Emerging Market, ETF, Foreign Investment, Foreign Currency, Leveraging, Market, Put Option, Small and Medium Capitalization Stock, Turnover Risk
Powershares Downside Hedged Portfolio	http://quote.morningstar.com/etf- filing/Prospectus/2013/3/1/t.aspx?t=PHDG&ft =485BPOS&d=da3cf9a2268132e888b4db57cecb 8aa4	Equity Risk, VIX Index Risk, Futures Contract Risk, Risk of Investing in ETFs, Risk of Investing in ETNs, Tail Risk, Cash Transaction Risk, Volatility Risk, Market Risk, Market Trading Risk, Non-Diversified Fund Risk, Issuer-Specific Changes
Powershares S&P 500 Low Volatility Portfolio	http://www.invescopowershares.com/pdf/P- SPLV-SUMPRO-1.pdf	Equity, Industry Concentration, Market Trading, Non-Correlation, Index, Non-Diversified Fund, Issuer-Specific Changes
Schooner Fund	http://quote.morningstar.com/fund- filing/Prospectus/2013/9/20/t.aspx?t=SCNAX &ft=485BPOS&d=494bd5bb083c350bdd96e920 473b3ece	General Market, Large-Cap Company, Convertible Securities, Options and Futures, Tax, Debt Securities, Below-Investment Grade Debt Securities, Interest Rate, Call, Prepayment and Extension, Credit, High Portfolio Turnover
SPDR Russell 1000 Low Volatility ETF	https://www.spdrs.com/library- content/public/SPDR_SERIES%20TRUST_EQUIT Y_PROSPECTUS.pdf	Passive Strategy/Index Risk, Index Tracking Risk, Index Construction Risk, Equity Investing Risk, Large Cap Risk, Low Volatility Risk, Unconstrained Sector Risk, Turnover Risk, Non-Diversification Risk
Swan Defined Risk - I	http://assets.cdnma.com/6405/assets/ Printer_Swan_DR_Fund_Prospectus_11-01-13.pdf	ETF Risk, Leveraging Risk, Limited History of Operations, Management Risk, Market Risk, Option Risk
VelocityShares Equal Weighted Large Cap	http://www.velocitysharesetfs.com/files/fun dfile/VelocityShares_ERW_Statutory_Prospectus_Oct13.pdf	Concentration Risk, Early Close/Trading Halt Risk, Index Tracking Risk, Large-Capitalization Risk, Management Risk, Market Risk, Methodology Risk, Fixed Algorithmic Model Parameters, Optimization Model Precision, Rebalancing Frequency Limitations, Non- diversification Risk, Passive Investment Risk, Tax Risk, Trading Issues
VelocityShares Tail Risk Hedged Large Cap ETF	http://www.velocitysharesetfs.com/files/fun dfile/ALPS-VelocityShares-Pro-41613- FINAL_1.pdf	Fund of Funds Risk, Underlying Index ETFs Risk, Market Risk, Stock Market Risk, Equity Investing Risk, Investment Style Risk, Swap Risk, Compounding Risk, Non-Correlation Risk, Non-Diversified Fund Risk, Risk of Leveraged and Inverse Investment, Liquidity Risk, Cash Redemption Risk, Fluctuation of Net Asset Value
VelocityShares Volatility Hedged Large Cap ETF	http://www.velocitysharesetfs.com/files/ fun dfile/ALPS-VelocityShares-Pro-41613- FINAL_1.pdf	Fund of Funds Risk, Underlying Index ETFs Risk, Market Risk, Stock Market Risk, Equity Investing Risk, Investment Style Risk, Swap Risk, Compounding Risk, Non-Correlation Risk, Non-Diversified Fund Risk, Risk of Leveraged and Inverse Investment, Liquidity Risk, Cash Redemption Risk, Fluctuation of Net Asset Value
Virtus Premium AlphaSector	https://www.virtus.com/vsitemanager/Uploa d/Docs/8434_PremiumAlphaSectorSummary.pdf	Correlation and Index, Equity Securities, Exchange Traded Funds, Fund of Funds, Market Volatility, Model Portfolio, Portfolio Turnover, Sector Focused Investing, U.S. Government Securities

9

The Conference Board calculates the Leading Economic Index®, a composite economic index that consists of ten components designed to signal the future performance of the economy. The Conference Board is a global, independent business membership and research association working in the public interest.

The VIX is a volatility index calculated by the Chicago Board Options Exchange (CBOE). It measures the market’s expectations of near-term volatility, as conveyed by S&P 500 stock index option prices.

4236-NLD-7/24/2014

10

The Giralda Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through June 30, 2014*

Annualized Total Returns
	One Year	Since Inception*
The Giralda Fund:
Manager Class	22.49%	9.44%
S&P 500	24.61%	16.67%

*	The Fund commenced operations on July 19, 2011.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, before waiver, including underlying funds, is 1.43% for the Manager Class as per the October 28, 2013 Prospectus. Manager class shares are subject to a redemption fee of up to 1.00% if redeemed within 60 days of purchase. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-855-GIRALDA.

PORTFOLIO COMPOSITION* (Unaudited)

Exchange-Traded Funds	99.1%
Short-Term Investments	0.9%
100.0%

* Based on Portfolio Market Value as of June 30, 2014.

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s Holdings.

11

Giralda Risk Managed Growth Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through June 30, 2014*

Since Inception*
Giralda Risk Managed Growth Fund:
Class I	2.90%
S&P 500	2.82%

* The Fund commenced operations on May 28, 2014.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, before waiver, including underlying funds, is 2.07% for Class I as per the February 24, 2014 Prospectus. Class I shares are subject to a redemption fee of up to 1.00% if redeemed within 60 days of purchase. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-855-GIRALDA.

PORTFOLIO COMPOSITION* (Unaudited)

Exchange-Traded Funds	97.1%
Short-Term Investments	2.9%
100.0%

* Based on Portfolio Market Value as of June 30, 2014.

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s Holdings.

12

The Giralda Fund
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 98.9%
	EQUITY FUNDS - 98.9%
463,000	Consumer Discretionary Select Sector SPDR Fund	$30,900,620
626,400	Consumer Staples Select Sector SPDR Fund	27,949,968
295,950	Energy Select Sector SPDR Fund	29,624,595
1,819,600	Financial Select Sector SPDR Fund	41,377,704
513,100	Health Care Select Sector SPDR Fund	31,211,873
514,000	Industrial Select Sector SPDR Fund	27,786,840
448,000	iShares US Technology ETF	43,402,240
189,000	iShares US Telecommunications ETF	5,732,370
248,900	Materials Select Sector SPDR Fund	12,355,396
167,200	Utilities Select Sector SPDR Fund	7,400,272
	TOTAL EXCHANGE TRADED FUNDS ( Cost - $186,160,060)	257,741,878

	SHORT-TERM INVESTMENTS - 0.9%
	MONEY MARKET FUND - 0.9%
2,410,941	Short-Term Investments Trust -STIC Prime Portfolio - Private Class - 0.06% +	2,410,941
	TOTAL SHORT-TERM INVESTMENTS ( Cost - $2,410,941)

	TOTAL INVESTMENTS ( Cost - $188,571,001) (a) - 99.8%	$260,152,819
	CASH AND OTHER ASSETS LESS LIABILITIES - 0.2%	401,029
	NET ASSETS - 100.0%	$260,553,848

+	Money Market Fund; Interest rate reflects seven-day effective yield on June 30, 2014.

(a)	Represents cost for financial reporting purposes Aggregate cost for federal tax purposes is $190,159,888 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$69,992,931
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$69,992,931

TOTAL RETURN SWAP CONTRACTS:	Counterparty	Notional Amount	Termination Date	Fair Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation (Depreciation)(1)
Index swap on Barclays Capital ASTRO Variable US Excess Return Index- to receive Total Return vs. Fee (0%(Days/365))	Barclays	$28,000,000	5/29/2015	$(264,028)	$—	$(264,028)

Index swap on Barclays Q-MA+ US ER USD Index - to receive Total Return vs. Fee (1.5%(Days/365))	Barclays	14,000,000	5/29/2015	202,750	—	202,750

Index swap on Deutsche Bank ProVol Balanced Index - to receive Total Return vs. Fee (1.0%(Days/365))	Deutsche Bank	28,000,000	5/21/2015	(30,685)	—	(30,685)

Index swap on SGI Alpha ERC Index - to receive Total Return vs. Fee (0.65% spread (Days/360))	Societe Generale	14,000,000	7/6/2015	—	15,135	(15,135)

Index swap on SGI Vol Select 2 Index - to receive Total Return vs. Fee (0.65% spread (Days/360))	Societe Generale	28,000,000	7/6/2015	—	—	—
				$(91,963)	$15,135	$(107,098)

(1)	Amount subject to equity contracts risk exposure at June 30, 2014.

The accompanying notes are an integral part of these financial statements.

13

Giralda Risk-Managed Growth Fund
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 98.8%
	EQUITY FUNDS - 98.8%
16,500	Consumer Discretionary Select Sector SPDR Fund	$1,101,210
22,300	Consumer Staples Select Sector SPDR Fund	995,026
10,500	Energy Select Sector SPDR Fund	1,051,050
64,900	Financial Select Sector SPDR Fund	1,475,826
18,350	Health Care Select Sector SPDR Fund	1,116,231
18,300	Industrial Select Sector SPDR Fund	989,298
16,000	iShares US Technology ETF	1,550,080
6,750	iShares US Telecommunications ETF	204,727
8,900	Materials Select Sector SPDR Fund	441,796
5,950	Utilities Select Sector SPDR Fund	263,347
	TOTAL EXCHANGE TRADED FUNDS (Cost - $8,971,986)	9,188,591

	SHORT-TERM INVESTMENTS - 2.9%
	MONEY MARKET FUND - 2.9%
273,139	Short-Term Investments Trust -STIC Prime Portfolio - Private Class - 0.06% +	273,139
	TOTAL SHORT-TERM INVESTMENTS (Cost - $273,139)

	TOTAL INVESTMENTS (Cost - $9,245,125) (a) - 101.7%	$9,461,730
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.7) %	(159,250)
	NET ASSETS - 100.0%	$9,302,480

+	Money Market Fund; Interest rate reflects seven-day effective yield on June 30, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,245,125 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$216,605
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$216,605

TOTAL RETURN SWAP CONTRACTS: +	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)(1)

Index swap on Barclays Capital ASTRO Variable US Excess Return Index- to receive Total Return vs. Fee (0%(Days/365))	Barclays	$1,000,000	5/29/2015	$(5,143)
Index swap on Barclays Q-MA+ US ER USD Index - to receive Total Return vs. Fee (1.5%(Days/365))	Barclays	500,000	5/29/2015	10,303
Index swap on Deutsche Bank ProVol Balanced Index - to receive Total Return vs. Fee (1.0%(Days/365))	Deutsche Bank	1,000,000	5/21/2015	(904)
Index swap on SGI Alpha ERC Index - to receive Total Return vs. Fee (0.65% spread (Days/360))	Societe Generale	500,000	7/6/2015	—
Index swap on SGI Vol Select 2 Index - to receive Total Return vs. Fee (0.65% spread (Days/360))	Societe Generale	1,000,000	7/6/2015	—
Net unrealized appreciation on swap contracts:				$4,256

(1)	Amount subject to equity contracts risk exposure at June 30, 2014.

(+)	SWAP contracts were not charged any upfront premiums during the year.

The accompanying notes are an integral part of these financial statements.

14

Giralda Funds
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2014

		Giralda Risk-Managed
	The Giralda Fund	Growth Fund
Assets:
Investments in Securities at Cost	$188,571,001	$9,245,125
Investments in Securities at Market Value	$260,152,819	$9,461,730
Cash held as Collateral for Options Written	909	—
Cash held as Collateral for Swaps	460,000	—
Receivable for Fund Shares Sold	33,485	—
Receivable for Securities - Swaps	624,664	8,120
Premium Paid for Swap Agreements	15,135	—
Unrealized Appreciation on Swap Contracts	202,750	10,303
Prepaid Expenses and Other Assets	31,881	23,610
Total Assets	261,521,643	9,503,763

Liabilities:
Payable for Securities Purchased	—	184,948
Payable for Securities Purchased - Swaps	55,611	867
Payable for Fund Shares Redeemed	28,692	107
Due to Counterparty	460,000	—
Accrued Advisory Fees	2,761	226
Unrealized Depreciation on Swap Contracts	309,848	6,047
Payables to Other Affiliates	25,961	1,648
Accrued Interest Payable - Swaps	54,457	1,609
Accrued Expenses and Other Liabilities	30,465	5,831
Total Liabilities	967,795	201,283

Net Assets	$260,553,848	$9,302,480

Composition of Net Assets:
At June 30, 2014, Net Assets consisted of:
Paid-in-Capital	$192,353,417	$9,047,184
Accumulated Net Investment Income (Loss)	(730,013)	34,435
Accumulated Net Realized Loss From Investments, Option Contracts and Swap Contracts	(2,544,276)	—
Net Unrealized Appreciation on Investments, Swap Contracts	71,474,720	220,861
Net Assets	$260,553,848	$9,302,480

Net Asset Value Per Share
Manager Shares:
Net Assets	$260,553,848	$—
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	20,186,335	—
Net Asset Value, Offering Price and Redemption Price per Share ($260,553,848/20,186,335 shares outstanding) (a)	$12.91	$—

Class I Shares:
Net Assets	$—	$9,302,480
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	—	903,965
Net Asset Value, Offering Price and Redemption Price per Share ($9,302,480/903,965 shares outstanding) (a)	$—	$10.29

(a)	Redemptions of shares held less than 60 days may be assessed a redemption fee of 1.00%.

The accompanying notes are an integral part of these financial statements.

15

Giralda Funds
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2014

		Giralda Risk-Managed
	The Giralda Fund	Growth Fund *
Investment Income:
Dividend Income	$4,486,422	$39,068
Interest Income	1,616	4
Total Investment Income	4,488,038	39,072

Expenses:
Investment Advisory Fees	2,564,381	7,895
Administration Fees	208,243	1,070
Fund Accounting Fees	62,669	—
Registration and Filing Fees	42,707	2,277
Transfer Agent Fees	38,943	789
Custody Fees	38,520	1,403
Chief Compliance Officer Fees	18,914	877
Audit Fees	16,500	789
Printing Expense	13,428	877
Insurance Expense	11,336	88
Legal Fees	19,262	877
Trustees’ Fees	12,976	701
Miscellaneous Expenses	6,627	307
Total Expenses	3,054,506	17,950
Less: Investment Advisory Fees Waived	(2,469,085)	(7,669)
Net Expenses	585,421	10,281
Net Investment Income	3,902,617	28,791

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	10,928,341	—
Swap Contracts	(2,827,753)	5,644
Options Purchased	(611,323)	—
Options Written	337,210	—
	7,826,475	5,644
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	40,767,365	216,605
Swap Contracts	(572,400)	4,256
	40,194,965	220,861

Net Realized and Unrealized Gain on Investments	48,021,440	226,505

Net Increase in Net Assets Resulting From Operations	$51,924,057	$255,296

*	Commencement of Operations on 5/28/2014

The accompanying notes are an integral part of these financial statements.

16

The Giralda Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	June 30, 2014	June 30, 2013
Operations:
Net Investment Income	$3,902,617	$4,200,405
Net Realized Gain on Investments, Swaps, and Options	7,826,475	1,512,265
Net Change in Unrealized Appreciation (Depreciation) on Investments and Swaps	40,194,965	21,847,793
Net Increase in Net Assets Resulting From Operations	51,924,057	27,560,463

Distributions to Shareholders From:
Net Investment Income:
Manager Class ($0.00 and $0.00** per share, respectively)	—	(89,778)
Class I Shares ($0.00 and $0.00** per share, respectively)	—	(2,552)
Total Distributions to Shareholders	—	(92,330)

Capital Share Transactions:
Manager Class
Proceeds from Shares Issued	17,487,596	20,233,988
Distributions Reinvested	—	89,777
Cost of Shares Redeemed	(38,624,170)	(26,234,484)
Redemption Fees	1,139	321
	(21,135,435)	(5,910,398)

Class I
Proceeds from Shares Issued	4,119,920	8,339,408
Distributions Reinvested	—	2,035
Cost of Shares Redeemed	(15,178,708)	(3,179,447)
Redemption Fees	46	9
	(11,058,742)	5,162,005

Net Decrease from Capital Share Transactions	(32,194,177)	(748,393)

Total Net Increase in Net Assets	19,729,880	26,719,740

Net Assets:
Beginning of Year	240,823,968	214,104,228
End of Year (including accumulated net investment loss of $730,013 and $1,804,877	$260,553,848	$240,823,968

**	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

17

The Giralda Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the year	For the year
	ended	ended
	June 30, 2014	June 30, 2013

SHARE ACTIVITY
Manager Class
Shares Sold	1,485,335	2,080,287
Shares Reinvested	—	9,460
Shares Redeemed	(3,275,380)	(2,649,597)
Net decrease in shares of beneficial interest outstanding	(1,790,045)	(559,850)

Class I
Shares Sold	351,678	860,148
Shares Reinvested	—	218
Shares Redeemed	(1,249,839)	(331,563)
Net increase (decrease) in shares of beneficial interest outstanding	(898,161)	528,803

The accompanying notes are an integral part of these financial statements.

18

Giralda Risk-Managed Growth Fund
STATEMENT OF CHANGES IN NET ASSETS

For the period
ended
June 30, 2014 *
Operations:
Net Investment Income	$28,791
Net Realized Gain on Investments and Swaps	5,644
Net Change in Unrealized Appreciation on Investments and Swaps	220,861
Net Increase in Net Assets Resulting From Operations	255,296

Capital Share Transactions:
Class I
Proceeds from Shares Issued	9,048,151
Cost of Shares Redeemed	(967)
9,047,184

Net Increase from Capital Share Transactions	9,047,184

Total Net Increase in Net Assets	9,302,480

Net Assets:
Beginning of Period	—
End of Period (including undistributed net investment income of $34,435)	$9,302,480

SHARE ACTIVITY
Class I
Shares Sold	904,060
Shares Reinvested	—
Shares Redeemed	(95)
Net increase in shares of beneficial interest outstanding	903,965

*	Commencement of Operations on 5/28/2014

The accompanying notes are an integral part of these financial statements.

19

The Giralda Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Manager Class
	For the year	For the year		For the period
	ended	ended		ended
	June 30, 2014	June 30, 2013		June 30, 2012 (1)

Net Asset Value, Beginning of Period	$10.54	$9.35		$10.00
From Operations:
Net investment income (a)	0.19	0.18		0.11
Net gain (loss) from investments (both realized and unrealized)	2.18	1.01		(0.67)
Total from operations	2.37	1.19		(0.56)

Distributions to shareholders from net investment income	—	(0.00	) (g)	(0.09)
Total distributions	—	(0.00)		(0.09)

Paid in capital from redemption fees	0.00 (g)	0.00	(g)	0.00	(g)

Net Asset Value, End of Period	$12.91	$10.54		$9.35

Total Return (b)	22.49%	12.77%		(5.53	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$260,554	$231,546		$210,684
Ratio of expenses to average net assets,
before waiver (e)	1.19%	1.18%		1.25	% (c)
net of waiver (e)	0.19%	0.18%		0.25	% (c)
Ratio of net investment income to average net assets (e) (f)	1.57%	1.85%		1.24	% (c)
Portfolio turnover rate	28%	155%		571	% (d)

(1)	The Giralda Fund commenced operations on July 19, 2011.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

20

Giralda Risk-Managed Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

	Class I
	For the period
	ended
	June 30, 2014 (1)

Net Asset Value, Beginning of Period	$10.00
From Operations:
Net investment income (a)	0.03
Net gain from investments (both realized and unrealized)	0.26
Total from operations	0.29

Net Asset Value, End of Period	$10.29

Total Return (b)	2.90	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$9,302
Ratio of expenses to average net assets,
before waiver (e)	2.27	% (c)
net of waiver (e)	1.30	% (c)
Ratio of net investment income to average net assets (e) (f)	3.64	% (c)
Portfolio turnover rate	0	% (d)

(1)	The Giralda Risk-Managed Growth Fund commenced operations on May 28, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

21

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2014

1.	Organization

The Giralda Fund (the “Giralda Fund”) and Giralda Risk-Managed Growth Fund (the “Risk-Managed Growth Fund”) are each series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Funds are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as non-diversified, open-end management investment companies. The Giralda Fund offers one class of shares designated as Manager Class. The Risk-Managed Growth Fund offers Class A and I share classes. Class A did not commence operations during the period ended June 30, 2014. During the year ended June 30, 2014, Class I for the Giralda Fund closed operations on June 27, 2014. The primary investment objective of both Funds is capital appreciation. The Giralda Fund commenced operations on July 19, 2011 and the Risk-Managed Growth Fund commenced operations on May 28, 2014. The Giralda Fund and the Risk-Managed Growth Fund are collectively referred to herein as the “Funds”.

2.	SUMMARY OF Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Total Return Swaps are valued based on a price received from the underlying financial institution where the swap is being held.

In unusual circumstances, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Trust’s Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process –  This team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the

22

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2014

adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the boards of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

23

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2014 for the Funds’ assets measured at fair value:

The Giralda Fund

Assets	Level 1	Level 2		Level 3	Total
Exchange-Traded Funds	$257,741,878	$—		$—	$257,741,878
Short-Term Investments	2,410,941	—		—	2,410,941
Total	$260,152,819	$—		$—	$260,152,819
Derivatives
Open Swap Contracts	$—	$202,750	*	$—	$202,750
Liabilties
Open Swap Contracts	$—	$309,848	*	$—	$309,848

Risk-Managed Growth Fund

Assets	Level 1	Level 2		Level 3	Total
Exchange-Traded Funds	$9,188,591	$—		$—	$9,188,591
Short-Term Investments	273,139	—		—	273,139
Total	$9,461,730	$—		$—	$9,461,730
Derivatives
Open Swap Contracts	$—	$10,303	*	$—	$10,303
Liabilities
Open Swap Contracts	$—	$6,047	*	$—	$6,047

The Funds did not hold any Level 3 securities during the period.

There were no transfers into and out of Level 1 and Level 2 during the period.

*The amounts shown for swaps are unrealized appreciation/depreciation

It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

See Portfolio of Investments for Industry Classification.

Exchange Traded Funds - The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Swap Agreements – The Funds are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Funds may hold fixed-rate bonds, the value of which may decrease if interest rates rise, and equities subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. For the period ended June 30, 2014, the net change in unrealized appreciation (depreciation) on the swap contracts subject to equity price risk for the Giralda Fund and Risk-Managed Growth Fund was $(572,400) and $4,256, respectively, which can be found on the Statements of Operations. For the period ended June 30, 2014, no swaps were subject to other risk classifications.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of

24

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2014

Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Funds maintain a cash balance as collateral to secure their obligations under the swaps. The amounts posted as collateral for each broker were as follows, Societe Generale posted $460,000 to the Giralda Fund in cash, for Deutsche Bank and Barclays no cash collateral was required at June 30, 2014. For the Risk-Managed Growth Fund, there was no cash collateral required at Societe Generale, Deutsche Bank or Barclays. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Each Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. For the year/period ended June 30, 2014, the Giralda Fund and Risk-Managed Growth Fund had net realized gain (loss) of $(2,827,753) and $5,644 respectively, resulting from swap activity, which can be found on the Statements of Operations.

Option Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As the writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option. The Funds did not have any open option positions as of June 30, 2014.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. For the period ended June 30, 2014, the Giralda Fund had a net realized (loss) of $(611,323) on options purchased and net realized gains of $337,210 on options written, which can be found on the Statements of Operations.

The derivative instruments outstanding as of June 30, 2014 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds. Also see note 4.

25

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2014

Offsetting of Financial Assets and Derivative Assets –

The Funds’ policy is to recognize a gross asset or liability equal to the gross appreciation (depreciation) of the derivative.  During the period ended June 30, 2014, the Funds were subject to master netting arrangements.  The following table shows additional information regarding the offsetting of assets and liabilities at June 30, 2014:

Assets:	Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral (Pledged)/Received	Net Amount
Giralda Fund
Barclays	$202,750	$(202,750)	$—	$—
Deutsche Bank	—	—	—	—
Societe Generale	—	—	—	—
	$202,750	$(202,750)	$—	$—

Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral (Pledged)/Received	Net Amount
Barclays	$264,028	$(202,750)	$—	$61,278
Deutsche Bank	30,685	—	—	30,685
Societe Generale	15,135	—	15,135	—
	$309,848	$(202,750)	$15,135	$91,963

Assets:	Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral (Pledged)/Received	Net Amount
Giralda Risk-Managed Growth Fund
Barclays	$10,303	$(5,143)	$—	$5,160
Deutsche Bank	—	—	—	—
Societe Generale	—	—	—	—
	$10,303	$(5,143)	$—	$5,160

Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral (Pledged)/Received	Net Amount
Barclays	$5,143	$(5,143)	$—	$—
Deutsche Bank	904	—	—	904
Societe Generale	—	—	—	—
	$6,047	$(5,143)	$—	$904

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds did not have withholding taxes on foreign dividends for the period ended June 30, 2014.

26

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2014

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust. The Funds’ income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the period ended June 30, 2014, related to uncertain tax positions taken on the returns filed for the open tax years 2012 and 2013 for the Giralda Fund, or expected to be taken in both Funds’ 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions’ where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	Advisory Fee and Other Related Party Transactions

Advisory Fees – Pursuant to an investment advisory agreement with the Trust on behalf of the Funds (the “Advisory Agreement”), investment advisory services are provided to the Funds by Giralda Advisors, LLC (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% of the average daily net assets of the Funds. For the year/period ended June 30, 2014, the Adviser earned advisory fees for the Giralda Fund and Risk-Managed Growth Fund of $2,564,381, and $7,895, respectively.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) at least until October 31, 2014, so that the total annual operating expenses of the Funds do not exceed 0.30% and 1.30% of the average daily net assets of the Giralda Fund’s Manager Class and Risk-Managed Growth Fund’s Class I shares, respectively (the “Waiver Agreement”). In addition to the Waiver Agreement, the Adviser has voluntarily agreed to waive its management fee for services rendered to the Giralda Fund’s Manager Class at least until October 31, 2014. For the period ended June 30, 2014, the Advisor waived fees for Giralda Fund and Risk-Managed Growth Fund in the amount of $2,469,085 and $7,669, respectively. Contractual waivers and expense payments may be recouped by the Adviser from the Funds, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived, except the voluntary advisory fee waiver for the Manager Class may not be recouped. As of June 30, 2014, the Risk-Managed Growth Fund had $7,669 of expense reimbursement that was subject to recapture that will expire on June 30, 2017.

27

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2014

Pursuant to a separate servicing agreement with Gemini Fund Services (“GFS”), the Funds pay GFS fees for providing administration, fund accounting and transfer agency services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds. A trustee of the Funds is affiliated with GFS.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives fees from the Funds.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the period ended June 30, 2014, amounted to $70,694,761 and $100,496,544, respectively for the Giralda Fund and $8,971,986 and $0, respectively for the Risk-Managed Growth Fund.

The number of option contracts written and the premiums received by the Giralda Fund during the year ended June 30, 2014, were as follows:

	Number of	Premiums
The Giralda Fund	Contracts	Received
Options outstanding, beginning of period	—	$—
Options written	7,450	660,244
Options closed	(7,450)	(660,244)
Options outstanding, end of period	—	$—

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his or her shares after holding them for less than 60 days. The redemption fee is paid directly to the Funds. For the year ended June 30, 2014, the Giralda Fund assessed $1,185 in redemption fees. The Risk-Managed Growth Fund did not assess any redemption fees during the period ended June 30, 2014.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the year ended June 30, 2013, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
The Giralda Fund	$92,930	$—	$92,930

The Funds had no distributions for the period ended June 30, 2014.

28

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2014

As of June 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Ordinary	Long-Term	Loss Carry	and Late Year	Appreciation/	Accumulated
	Income	Gains	Forwards	Losses	(Depreciation)	Earnings/(Deficits)
The Giralda Fund	$—	$—	$(955,389)	$(837,111)	$69,992,931	$68,200,431
Giralda Risk-Managed Growth Fund	38,691	—	—	—	216,605	255,296

The difference between book basis and tax basis unrealized appreciation, accumulated net income (loss) and accumulated net realized gain (loss) from security transactions, option contracts and swap contracts is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market on open swap contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Giralda Fund incurred and elected to defer such late year losses of $837,111.

At June 30, 2014, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains along with capital loss carry forwards utilized in the current year as follows:

	Short-term	Long-term	Total	Utilized
The Giralda Fund	$955,389	$—	$955,389	$10,211,317
Giralda Risk Managed Growth Fund	—	—	—	—

Permanent book and tax differences, primarily attributable to tax adjustments for swaps, resulted in reclassification for the period ended June 30, 2014 as follows:

	Paid	Undistributed	Undistributed
	in	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
The Giralda Fund	$—	$(2,827,753)	$2,827,753
Giralda Risk Managed Growth Fund	—	5,644	(5,644)

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Giralda Fund and Giralda Risk-Managed Growth Fund

and Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statements of assets and liabilities,including the portfolios of investments,of The Giralda Fund and Giralda Risk-Managed Growth Fund (the “Funds”), each a series of Northern Lights Fund Trust,as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended,and the financial highlights for each of the three periods in the period then ended for The Giralda Fund, and the statement of operations, statement of changes in net assets, and the financial highlights for the period May 28, 2014 (commencement of operations) to June 30, 2014 for Giralda Risk-Managed Growth Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Giralda Fund and Giralda Risk-Managed Growth Fund as of June 30, 2014, and the results of their operations, changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

August 29, 2014

30

THE GIRALDA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	103	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	103	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	103	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	103	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	132	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	132	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)
31

THE GIRALDA FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	103	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-GIRALDA.

32

Giralda Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
June 30, 2014

As a shareholder of the Funds you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period from January 1, 2014 through June 30, 2014.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual				Hypothetical (5% return before expenses)
	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period		Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period*	Fund’s Annualized Expense Ratio

The Giralda Fund – Manager Class	$1,000.00	$1,054.70	$0.97	*	$1,000.00	$976.15	$0.93	0.19%
Giralda Risk-Managed Growth Fund – Class I^	$1,000.00	$1,029.00	$1.23	**	$1,000.00	$981.65	$6.39	1.30%

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the period ended June 30, 2014).

**	Expenses Paid During Period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 34 days and divided by 365 (to reflect the number of days in the period ended June 30, 2014).

^	Inception date 5/27/2014 for the Giralda Risk-Managed Growth Fund – Class I
33

Unaudited

Giralda Risk-Managed Growth Fund (Advisor - Giralda Advisors, LLC)

In connection with the regular meeting held on December 10-11, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the approval of an investment advisory agreement between Giralda Advisors, LLC (the “Advisor”) and the Trust (the “Advisory Agreement”), with respect to Giralda Risk-Managed Growth Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Giralda Risk

Nature, Extent and Quality of Services. The Trustees reviewed the background information on the investment personnel responsible for servicing the Fund and expressed their satisfaction with the investment team’s experience in portfolio management, risk management, investment research, and actuarial fields. While not all investment risks can be eliminated, the Trustees were satisfied that the Advisor attempts to mitigate strategy risk by periodically updating algorithm data and conducting ongoing research into cost effective tail risk strategies, understanding this hedge may cause an underperformance to the benchmark while offering downside protection. The Trustees reviewed the Advisor’s broker-dealer selection process and were satisfied with its approach to best execution practices in which the Advisor uses three to four broker dealer relationships for execution while taking into consideration both quality of execution and commission cost factors. The Trustees noted that there were no material compliance issues or litigation, nor were there any anticipated changes to the compliance monitoring practices for the Fund as the trading operations of the Fund will mirror that of an existing fund in the Trust managed by the Advisor. They further noted that the Advisor’s parent company and two of its subsidiaries were subject to an SEC Examination in 2012, and that in response the parent company has worked to refine its financial controls. The Trustees concluded that the Advisor has a depth of financial industry experience and the benefit of being part of a larger financial investment organization which allows the Advisor access to additional resources, which will enable the Advisor to provide high level quality service to the Fund.

Performance. Although not indicative of the future performance for the Fund, the Trustees reviewed the performance of an existing fund in the Trust managed by the Advisor and noted that performance has trailed the S&P 500 over the 1-year period and since inception. The Trustees considered that the Fund will employ a volatility based strategy which may be a limited drag in up markets but should be a significant benefit during market declines. The Trustees concluded that a longer term view is appropriate, and that the Advisor’s historic performance

34

for and existing fund in the Trust managed by the Advisor provided them with confidence that the Advisor would provide reasonable performance for the Fund.

Fees and Expenses. The Trustees compared the proposed advisory fee with the average fee charged by funds in its peer group and the Morningstar category. They noted that the proposed advisory fee of 1.00% was lower than the peer group average of 1.03% and higher than the Morningstar average of 0.60%. As to the expense ratio, they noted that the Fund’s estimated ratio of 1.24% was below the peer group average of 1.49%, but slightly higher than the Morningstar average of 1.17%. They noted that the Advisor intends to put an expense cap in place. The Trustees concluded the fees are reasonable.

Economies of Scale. The Trustees noted that the Advisor projected waiving a substantial portion of its investment advisory fees under the expense limitation agreement in the first year of the Fund’s operations. The Trustees also noted that the Advisor is willing to revisit a discussion of breakpoints as the Fund grows. After discussion, it was the consensus of the Board that based on the anticipated size of the Fund, and the consideration of the expense limitation agreement and the Advisor’s willingness to discuss breakpoints at a later time, the Trustees determined that economies of scale would be revisited when the Advisory Agreement is next renewed.

Profitability. The Trustees reviewed a profitability analysis provided by the Advisor and noted that based on the information provided, the Advisor is not projected to realize a profit from its relationship with the Fund over its first year of operations. They noted that the reason the Advisor will not be profitable is that it projects waiving a significant portion of its fees. They considered that the Advisor’s parent company will guarantee the obligations of the Advisor for two years. The Trustees concluded that the Advisor is unlikely to be profitable during the initial term of the Advisory Agreement.

Conclusion. Having requested and received such information from the Advisor as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the agreement is in the best interests of the future shareholders of Giralda Risk-Managed Growth Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
35

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

36

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●   open an account or deposit money

●   direct us to buy securities or direct us to sell your securities

●   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●   affiliates from using your information to market to you.

●   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
37

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent year ending June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-GIRALDA or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-GIRALDA.

Investment Adviser

Giralda Advisors, LLC

One Giralda Farms, Suite 130

Madison, NJ 07940

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 – $21,000

2013 – $13,500

(b)

Audit-Related Fees

2014 – None

2013 – None

(c)

Tax Fees

2014 – $2,500

2013 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $2,500

2013 - $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/8/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/8/14

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

9/8/14